SECOND AMENDMENT
                          REVOLING LINE OF CREDIT NOTE

$20,000,000                      Houston, Texas               September 30, 1997

WHEREAS, EIF HOLDINGS, INC., Hawaii corporation ("Maker") heretofore executed and delivered to AMERICAN ECO CORPORATION, an Ontario, Canada corporation (The "Payee") a certain promissory note (the "note"), dated March 1, 1996, in the original principal amount of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000); and

WHEREAS, the original Note matured as of July 31, 1997, and a renewal, extension and modification of the Note (the "First Amendment") was executed September 22, 1997;

WHEREAS, the parties desire to increase the maximum line of credit available under the Note from $15,000,000 to $20,000,000.

NOW THEREFORE, IN CONSIDERATION OF THE PREMISES DESCRIBED ABOVE AND FOR VALUE RECEIVED, the Maker hereby promises to pay to the order of Payee in lawful money of the United States, up to the principal sum of twenty Mllion and no/100s (U.S. $20,000,000), with interest at the rate set forth in the Note and First Amendment.

The Note is given in enlargement and modification, but not in cancellation, discharge or extinguishment of the Note or First Amendment Note (described above), the terms and provisions of which are incorporated herein by reference for all purposes, except where in conflict with the provisions herein, which event the terms of this second Amendment shall control.


                                       MAKER:

                                       EIF HOLDINGS, INC.

                                       By:    /s/ Frank J. Fradella
                                              -------------------------
                                       Name:  Frank Fradella
                                              -------------------------
                                       Title: President, CEO
                                              -------------------------

ACCEPTED AND AGREED TO:

PAYEE:

AMERICAN ECO CORPORATION

By:    /s/ Michael E. McGinnis
       -------------------------
Name:  Michael E. McGinnis
       -------------------------
Title: President, CEO
       -------------------------

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